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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 17, 2000

                              BROADCOM CORPORATION
               (Exact Name of Registrant as Specified in Charter)


         California                    000-23993                 33-0480482
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


                  16215 Alton Parkway, Irvine, California 92618
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 450-8700

                                 Not Applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed since Last Report)

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ITEM 5. OTHER EVENTS

        On October 17, 2000, Broadcom Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

        On October 18, 2000, Broadcom Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 7. EXHIBITS

        (a) Not Applicable.

        (b) Not Applicable.

        (c) Exhibits

            99.1 -- Press Release dated October 17, 2000, of the Registrant.

            99.2 -- Press Release dated October 18, 2000, of the Registrant.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          BROADCOM CORPORATION,
                                          a California corporation


October 19, 2000                          By: /s/ WILLIAM J. RUEHLE
                                              ----------------------------------
                                                  William J. Ruehle
                                                  Vice President and Chief
                                                  Financial Officer
                                                  (Principal Financial Officer)

                                          By: /s/ SCOTT J. POTERACKI
                                              ----------------------------------
                                                  Scott J. Poteracki
                                                  Corporate Controller and
                                                  Senior Director of Finance
                                                  (Principal Accounting Officer)



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                                 EXHIBIT INDEX

      EXHIBIT
      NUMBER                      DESCRIPTION
      -------                     -----------

       99.1         Press Release dated October 17, 2000, of the Registrant.

       99.2         Press Release dated October 18, 2000, of the Registrant.